EXHIBIT 32

JACKSONVILLE BANCORP, INC.

Certification Pursuant to 18 U.S.C. Section 1350,

as Enacted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Jacksonville Bancorp, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2011 as filed with the SEC on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: August 12, 2011	/s/ Price W. Schwenck
Price W. Schwenck
President and Chief Executive Officer

Date: August 12, 2011	/s/ Valerie A. Kendall
Valerie A. Kendall
Executive Vice President
and Chief Financial Officer

51.